UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  December 2, 2004

AUTHENTIDATE HOLDING CORP.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-20190

DELAWARE	14-1673067
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

2165 Technology Drive
Schenectady, NY 12308
(Address and zip code of principal executive offices)

(518) 346-7799
(Registrant's telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01	Other Information

On December 2, 2004, Authentidate Holding Corp. issued a press release announcing that it has entered into a strategic relationship with Health Fusion, Inc. Pursuant to the agreements entered into between Authentidate Holding Corp. and Health Fusion, Inc., Authentidate Holding Corp. has invested $750,000 in HealthFusion and will invest an additional $750,000 provided Health Fusion achieves certain financial or other performance objectives six months from the closing date. Further, pursuant to a related agreement, Authentidate Holding Corp.’s subsidiary, Trac Medical Solutions, Inc. will develop an interface between its CareCert Service™ and Health Fusion’s web-based healthcare applications. A copy of the press release dated December 2, 2004 is attached as Exhibit 99.1.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

The following exhibits are filed or furnished herewith:

99.1	Press Release dated December 2, 2004

SIGNATURE

AUTHENTIDATE HOLDING CORP.

By: /s/ Dennis H. Bunt

Name: Dennis H. Bunt
Title: Chief Financial Officer
Date: December 2, 2004

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 2, 2004